THE DLB FUND GROUP
                Supplement to the Prospectus dated March 1, 2002
                            Dated December 17, 2002

THE FOLLOWING INFORMATION PERTAINS TO THE DLB TECHNOLOGY FUND.

The Board of Trustees that oversees the DLB Technology Fund (the "Technology Fund") has decided to terminate the Technology Fund effective December 30, 2002, or as soon thereafter as is practicable (the "Termination Date"). In connection with the termination of the Technology Fund, the Board of Trustees has suspended the sale of the Technology Fund's shares effective December 18, 2002. Consequently, as of December 18, 2002, all purchase orders for the Technology Fund will not be accepted.

Shareholders of the Technology Fund as of December 17, 2002 will receive a formal Notice of Termination that is designed to answer any questions concerning the Technology Fund's termination. As described more fully in that Notice, until the Termination Date, shareholders may choose to redeem their Technology Fund shares. If a shareholder takes no action, his or her shares will automatically be redeemed on the Termination Date and the proceeds distributed to such shareholder promptly thereafter.


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               Supplement to the Prospectus dated March 1, 2002
                           Dated September 27, 2002

THE FOLLOWING LANGUAGE AMENDS INFORMATION REGARDING THE PORTFOLIO MANAGER OF THE DLB STEWART IVORY INTERNATIONAL FUND AT PAGES 54 AND 55 OF THE PROSPECTUS.

INTERNATIONAL FUND: THOMAS MERMAGEN, Senior Portfolio Manager of the Subadvisor, became the Portfolio Manager of the International Fund effective September 20, 2002. Mr. Mermagen joined First State Investments, U.K. in August 2002 as a member of the global equity team. Prior to this Mr. Mermagen was employed ten years with Schroder Investment Management, where his duties included, among others, heading up the research team in Japan and working on a team managing global equity portfolios. Mr. Mermagen replaces James Burns as the Portfolio Manager primarily responsible for the day-to-day management of the International Fund, although Mr. Burns will continue to contribute analysis and research for the International Fund. Mr. Mermagen is assisted by a team of investment professionals who have responsibility for specific countries and sectors.

THE   FOLLOWING   LANGUAGE   SUPPLEMENTS    INFORMATION    REGARDING
BABSON-STEWART IVORY INTERNATIONAL, SUBADVISOR TO THE DLB STEWART IVORY INTERNATIONAL FUND AND THE DLB STEWART IVORY EMERGING MARKETS FUND, AT PAGE 53 OF THE PROSPECTUS.

On September 20, 2002, Babson-Stewart Ivory International ("BSII") changed its name to S.I. International Assets. Additionally, Babson and Stewart Ivory & Company (International) Limited ("Stewart Ivory"), a wholly-owned subsidiary of First State Investments (UK Holdings) Limited, entered into an agreement providing for the orderly winding-up of BSII. Existing clients of BSII will be requested to enter into a new investment advisory agreement with Stewart Ivory (to be renamed First State Investments International Limited), which will carry on in the U.S. the business currently conducted by BSII, including investment management, marketing and client service. In this regard, a proposed new subadvisory agreement between Babson and First State Investments International Limited relating to each of the DLB Stewart Ivory International Fund and the DLB Stewart Ivory Emerging Markets Fund will be presented for approval by the Board of Trustees of the Trust and the shareholders of each such Fund.

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               Supplement to the Prospectus dated March 1, 2002
                              Dated May 16, 2002

THE FOLLOWING LANGUAGE AMENDS THE PROSPECTUS OF THE DLB FUND GROUP WITH RESPECT TO THE DLB ENHANCED INDEX CORE EQUITY FUND, THE DLB ENHANCED INDEX GROWTH FUND AND THE DLB ENHANCED INDEX VALUE FUND AT PAGES 15, 18 AND 21, RESPECTIVELY.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Manager believes that a systematic strategy that exploits inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

The Manager uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that the Manager believes will outperform or underperform the index. The Manager identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuations, earnings quality, stock price momentum and earnings improvement. Based on these rankings, the Manager constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low ranking stocks (or not holding them at all), and
(3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by the Manager in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

























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